EXHIBIT 10.2

AMENDMENT TO ASSET PURCHASE AGREEMENT

This Amendment to Asset Purchase Agreement, dated as of October 14, 2013 (the “Amendment”), is entered into by and among NOVEL DRUG SOLUTIONS LLC, a New Jersey limited liability company (“NDS”), and EYE CARE NORTHWEST, PA, a New Jersey profession association (“ECNW”, each of NDS and ECNW a “Seller” and collectively the “Sellers”), and IMPRIMIS PHARMACEUTICALS, INC., a Delaware corporation (“Imprimis” and together with NDS and ECNW, the “Parties”, and each, a “Party”).

WHEREAS, the Parties have entered into that certain Asset Purchase Agreement, dated as of August 8, 2013 (the “Existing Agreement”); and

WHEREAS, the Parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2. Amendment to the Existing Agreement. As of the Effective Date (defined below), Section 8.2.2 of the Existing Agreement is hereby amended in its entirety to read as follows:

“If Imprimis, its Licensee or their respective Affiliates fails to either initiate any study where data is derived with respect to a Product, or to generate Net Receipts, before the fifth anniversary of the Effective Date, then (unless the parties otherwise mutually agree in writing), the Sellers shall jointly have the right, at their option and as their sole remedy, to terminate the Agreement.”

3. Date of Effectiveness; Limited Effect. This Amendment will become effective as of the date first written above (the “Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of any Party that would require the waiver or consent of another Party. On and after the Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Existing Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Existing Agreement, will mean and be a reference to the Existing Agreement as amended by this Amendment.

4. Miscellaneous.

(a) This Amendment is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflict of laws provisions of such State.

(b) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e) This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

NOVEL DRUG SOLUTIONS, LLC

By:	/s/ John Scott Karolchyk
Name:	John Scott Karolchyk
Title:	Owner

EYE CARE NORTHWEST, PA

By:	/s/ Jeffrey T. Liegner, MD
Name:	Jeffrey T. Liegner, MD
Title:	President

IMPRIMIS PHARMACEUTICALS, INC.

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	Chief Executive Officer

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